Exhibit 99.1

Orient Paper, Inc. Announces Unaudited Preliminary Financial Results for Third Quarter 2015

Company to Host Earnings Conference Call on Thursday, November 12, 2015, at 8:00 am ET

BAODING, China, November 5, 2015 /PRNewswire/ -- Orient Paper, Inc. (NYSE MKT: ONP) ("Orient Paper" or the "Company"), a leading manufacturer and distributor of diversified paper products in North China, today announced its unaudited preliminary results for the quarter ended September 30, 2015. The Company anticipates filing its quarterly report on Form 10-Q with the Securities and Exchange Commission and releasing earnings after the market close on Wednesday, November 11, 2015. The Company will host its third quarter 2015 financial results conference call at 8:00 am Eastern Time (5:00 am Pacific Time/ 9:00 pm Beijing Time) on Thursday, November 12, 2015.

Selected Third Quarter 2015 Financial Results (Unaudited and Preliminary)

	For the Three Months Ended September 30,
	2015	2014	% Change
Revenue ($M)	$32.4	$40.8	-20.5%
Sales volume (tonnes)
Regular Corrugating Medium Paper ("CMP")*	52,737	68,876	-23.4%
Light-Weight CMP**	10,138	13,341	-24.0%
Tissue Paper	208	0	NA
Offset Printing Paper	13,689	15,791	-13.3%

Avenue selling price ($/tonne)
Regular Corrugating Medium Paper ("CMP")*	$359	$355	1.1%
Light-Weight CMP**	$366	$369	-0.8%
Tissue Paper	$1,324	NA	NA
Offset Printing Paper	$680	$687	-1.0%

Gross profit ($M)	$6.4	$6.4	0.1%
Net income ($M)	$1.7	$3.4	-50.0%
Diluted EPS ($)	$0.08	$0.18	-55.6%

* Products from PM6
** Products from the newly renovated PM1

Mr. Zhenyong Liu, Chairman and Chief Executive Officer of Orient Paper, commented, “Our third quarter results largely reflected the negative impact of the temporary production suspension from August 20 to September 4, 2015 mandated by the Baoding City government in connection with the International Association of Athletics Federations World Championship Games and the military parade commemorating the 70th anniversary of the end of World War II held in Beijing. Our production has resumed on September 5, 2015, and we expect to operate consistent with our ordinary course of business in the fourth quarter.”

Earnings Conference Call:

The Company’s management will host a conference call to discuss its third quarter 2015 financial results at 8:00 am US Eastern Time (5:00 am US Pacific Time/ 9:00 pm Beijing Time) on Thursday, November 12, 2015.

To attend the conference call, please dial-in using the information below. When prompted upon dialing-in, please provide the conference ID or ask for the "Orient Paper Third Quarter 2015 Earnings Conference Call."

Conference Call
Date:	Thursday, November 12, 2015
Time:	8:00 am ET
International Toll Free:	United States: +1-855-500-8701 Mainland China: 400-120-0654 Hong Kong: 800-906-606 International: +65-6713-5440
Conference ID:	74355843

This conference call will be broadcast live over the Internet and can be accessed by all interested parties by clicking http://www.orientpaperinc.com/, or http://edge.media-server.com/m/p/9chxwpay.

Please access the link at least fifteen minutes prior to the start of the call to register, download, and install any necessary audio software.

A playback will be available through November26, 2015. To listen, please dial+1-855-452-5696 if calling from the United States, or +61-290-034-211 if calling internationally. Use the passcode 74355843 to access the replay.

About Orient Paper, Inc.

Orient Paper, Inc. ("Orient Paper") is a leading paper manufacturer in North China. Using recycled paper as its primary raw material (with the exception of its digital paper and tissue paper products), Orient Paper produces and distributes three categories of paper products: corrugating medium paper, offset printing paper, and other paper products, including digital photo paper and tissue paper.

With production based in Baoding in North China's Hebei Province, Orient Paper is located strategically close to the Beijing and Tianjin region, home to a growing base of industrial and manufacturing activities and one of the largest markets for paper products consumption in the country.

Orient Paper's production facilities are controlled and operated by its wholly owned subsidiary Shengde Holdings Inc., which in turn controls and operates Baoding Shengde Paper Co., Ltd., and Hebei Baoding Orient Paper Milling Co., Ltd.

Founded in 1996, Orient Paper has been listed on the NYSE MKT under the ticker symbol "ONP" since December 2009. (For more information, please visit http://www.orientpaperinc.com)

Safe Harbor Statements

This press release may contain forward-looking statements. These forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those projected or anticipated, including risks outlined in the Company's public filings with the Securities and Exchange Commission, including the Company's latest annual report on Form 10-K. All information provided in this press release speaks as of the date hereof. Except as otherwise required by law, the Company undertakes no obligation to update or revise its forward-looking statements.

For more information, please contact:

Investor Relations:

Tina Xiao
Weitian Group LLC
Email: onp@weitian-ir.com

Phone: +1-917-609-0333

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